U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 15, 2006



                          SENIOR OPTICIAN SERVICE, INC.
            --------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




    Minnesota                          0-28683                    45-1954595
------------------------          -------------------        -------------------
(State of Incorporation)          Commission File No.           (IRS Employer
                                                             Identification No.)



18610 East 32nd Ave., Greenacres, Washington                        99016
-----------------------------------------------------        -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, ( 509 )   891  -  8373
                                -----   -----    ----



                     (Registrant's former name and address)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant


Resignation of S. W. Hatfield, CPA's
------------------------------------

On November 15, 2006, the Board of Directors of Senior Optician Service, Inc. (Company) was notified by it's auditors, S. W. Hatfield, CPA (SWHCPA) of Dallas, Texas that, due to the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, SWHCPA was no longer eligible to provide auditing services to the Company.

The Company's Board of Directors has accepted the resignation of SWHCPA.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended March 31, 2006 and 2005) and from April 1, 2006 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended March 31, 2006 and 2005) and from April 1, 2006 to the date of this Report.

Appointment of E. Randy Gruber, CPA, PC
---------------------------------------

On November 15, 2006, the Company's Board of Directors approved the engagement of E. Randy Gruber, CPA, PC ("Gruber") of 1025 Marions Cove Dr., Lake St. Louis, Missouri 63367, as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ended March 31, 2007. Pursuant to SEC Release 34-42266, Gruber will also review the Company's financial statements to be reported in Quarterly Reports on Form 10-QSB, commencing with the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006.

The Company did not consult with Gruber at any time prior to November 15, 2006, including the Company's two most recent fiscal years ended March 31, 2006 and 2005, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-B.

Item 9.01 - Financial Statements and Exhibits

         (c)      Exhibits

Exhibit No.       Description
-----------       -----------

16.1              Letter regarding change in certifying accountant.

Item 9.01         Financial Statements and Exhibits

         (c)      Index to Exhibits.

Exhibit Number                          Description

(16)              Letter from S.W.  Hatfield,  CPA pursuant to Item 304(a)(3) of
                  Regulation S-B

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Senior Optician Service, Inc.
Dated: November 15, 2006

                                                    /s/ Patrick Downey, C.P.A.
                                                   -----------------------------
                                                   By: Patrick Downey
                                                   Title: President